UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  November 22, 2011
(Date of earliest event reported)

WFRBS Commercial Mortgage Trust 2011-C5
(Exact name of issuing entity)

The Royal Bank of Scotland plc

Wells Fargo Bank, National Association

RBS Financial Products Inc.

Basis Real Estate Capital II, LLC

C-III Commercial Mortgage LLC

General Electric Capital Corporation

(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	333-172366-01	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street Charlotte, North Carolina	28288-1066
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On November 22, 2011, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2011 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Wells Fargo Bank, National Association (“Wells Fargo Bank”), as master servicer, certificate administrator, tax administrator and custodian, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Deutsche Bank Trust Company Americas, as trustee, and TriMont Real Estate Advisors, Inc., as trust advisor, of WFRBS Commercial Mortgage Trust 2011-C5, Commercial Mortgage Pass-Through Certificates, Series 2011-C5 (the “Public Certificates”).  The Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, having an aggregate initial principal amount of $763,800,000, were sold to Wells Fargo Securities, LLC (“WFS”), RBS Securities Inc. (“RBSSI”), Citigroup Global Markets Inc. (“Citigroup”) and Goldman, Sachs & Co. (“Goldman” and, together with WFS, RBSSI and Citigroup, the “Underwriters”), pursuant to an Underwriting Agreement, dated November 1, 2011, among the Registrant, the Underwriters and Wells Fargo Bank.  The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated November 1, 2011, supplementing the Prospectus dated November 1, 2011, each as filed with the Securities and Exchange Commission.  In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached to an exhibit to this report.

On November 22, 2011, the Class X-A, X-B, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G, Class H and Class R Certificates (collectively, the “Private Certificates”) having an aggregate initial principal amount of $327,343,970, were sold to WFS and RBSSI (together, the “Initial Purchasers”) pursuant to a Certificate Purchase Agreement, dated November 1, 2011, among the Registrant, the Initial Purchasers and Wells Fargo Bank.  The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act.

The Public Certificates and the Private Certificates represent, in the aggregate, the entire beneficial ownership in WFRBS Commercial Mortgage Trust 2011-C5 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 75 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 98 commercial, multifamily and manufactured housing community properties.  Certain of the Mortgage Loans were acquired by the Registrant from The Royal Bank of Scotland plc (“RBS”) pursuant to a Mortgage Loan Purchase Agreement dated as of November 1, 2011, between the Registrant and RBS; certain of the Mortgage Loans were acquired by the Registrant from Wells Fargo Bank pursuant to a Mortgage Loan Purchase Agreement dated as of November 1, 2011, between the Registrant and Wells Fargo Bank; certain of the Mortgage Loans were acquired by the Registrant from Basis Real Estate Capital II, LLC (“Basis”) pursuant to a Mortgage Loan Purchase Agreement dated as of November 1, 2011, between the Registrant, Basis and Basis Investment Group LLC; certain of the Mortgage Loans were acquired by the Registrant from RBS Financial Products Inc. (“RBSFP”) pursuant to a Mortgage Loan Purchase Agreement and dated as of November 1, 2011, between the Registrant and RBSFP; certain of the Mortgage Loans were acquired by the Registrant from C-III Commercial Mortgage LLC (“C-III”) pursuant to a Mortgage Loan Purchase Agreement dated as of November 1, 2011, between the Registrant and C-III; and certain of the Mortgage Loans were acquired by the Registrant from General Electric Capital Corporation (“GECC” and together with RBS, Wells Fargo Bank, Basis, RBSFP and C-III, the “Mortgage Loan Sellers”) pursuant to a Mortgage Loan Purchase

Agreement dated as of November 1, 2011, between the Registrant and GECC.  The net proceeds of the sale of the Public Certificates and Private Certificates were applied to the purchase of the Mortgage Loans by the Registrant from the Mortgage Loan Sellers.

The Pooling and Servicing Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on November 16, 2011.

The Depositor sold all of the Public Certificates, having an aggregate certificate principal amount of $763,800,000, on November 22, 2011.  The net proceeds of the offering to the Depositor of the issuance of the certificates, after deducting expenses payable by the Depositor of $5,624,481, were approximately $1,131,941,067.  Of the expenses paid by the Depositor, approximately $78,500 were paid directly to affiliates of the Depositor, $1,707,632 in the form of fees were paid to the Underwriters, $100,000 were expenses paid to or for the Underwriters and $3,938,349 were other expenses.  All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses.  No underwriting discounts and commissions or finder's fees were paid by the Depositor; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale.  The Depositor also sold to the Initial Purchasers on such date the Class X-A, X-B, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G, Class H and Class R Certificates (the "Private Certificates"), having an aggregate principal amount of $327,343,970, in each case in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. Further information regarding such sales has been previously provided on the Depositor's Current Report on Form 8-K, filed November 16, 2011 (including, as to the price per class of Public Certificates, on Schedule I to the Underwriting Agreement filed as an exhibit thereto) and in its Prospectus Supplement, dated November 1, 2011 to the Prospectus, dated November 1, 2011.  The related registration statement (file no. 333-172366) was originally declared effective on August 10, 2011.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 22, 2011.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 22, 2011 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2011	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC. (Registrant)

	By:	/s/ Anthony Sfarra
Name: Anthony Sfarra
Title: Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 22, 2011.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 22, 2011 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)